EXHIBIT 24
                               POWER OF ATTORNEY


         Each person whose signature appears below authorizes Thomas G. Finck, Peter Rugg and Robert B. Holland, III, or any of them, to execute in the name of each such person who is then an officer or director of Triton Energy Limited or Triton Energy Corporation (each a "Registrant") and to file (i) a Registration Statement on Form S-3 relating to debt and equity securities of Triton Energy Corporation and Triton Energy Limited, including debt securities, guarantees, Preference Shares, Class A Ordinary Shares, Ordinary Shares, and Warrants to Purchase preference shares, debt securities, and any amendments thereto (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)) and (ii) any amendments to the Registration Statements on Form S-8 (Nos. 2-80978, 33-4042, 33-27203, 33-29498, 33-46968 and 33-51691) and Form S-3 (Nos. 33-11920,
33-15793, 33-17614, 33-21984, 33-23058, 33-25634, 33-31319, 33-45847,
33-69230, 33-55347, 33-46292, 33-59567) in each case necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statements, which amendments may make such changes in such Registration Statements as such attorney may deem appropriate.


                                  SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE            TITLE                           DATE


/s/Thomas G. Finck   Chairman of the Board, Chief
Thomas G. Finck      Executive Officer, Director     March 26, 1996
                     (Principal Executive Officer)


/s/Peter Rugg        Senior Vice President and
Peter Rugg           Chief Financial Officer         March 26, 1996
                     (Principal Financial and
                      Accounting Officer)

/s/Herbert L. Brewer                                 March 26, 1996
Herbert L. Brewer     Director

/s/Ernest E. Cook                                    March 26, 1996
Ernest E. Cook        Director

/s/Shelcon R. Erikson                                March 26, 1996
Sheldon R. Erikson    Director

/s/Ray H. Eubank                                     March 26, 1996
Ray H. Eubank         Director

/s/Jesse E. Hendricks                                March 26, 1996
Jesse E. Hendricks    Director

                                                     March 26, 1996
Fitzgerald S. Hudson  Director

/s/John R. Huff                                      March 26, 1996
John R. Huff          Director

/s/John P. Lewis                                     March 26, 1996
John P. Lewis         Director

/s/Michael E. McMahon                                March 26, 1996
Michael E. McMahon    Director

/s/Wellslake D. Morse Jr.                            March 26, 1996
Wellslake D. Morse, Jr.  Director

/s/Edwin D. Williamson                               March 26, 1996
Edwin D. Williamson     Director
                                                     March 26, 1996
/s/J. Otis Winters
J. Otis Winters         Director

